--------------------------------------------------------------------------------

                        DATED THE 25TH DAY OF APRIL, 2005







                     --------------------------------------

                               INSTRUMENT OF LEASE

                     --------------------------------------




                         OCEANIC DIGITAL JAMAICA LIMITED

                                       TO

                         CONVERGENT TECHNOLOGIES LIMITED













                                   BRADY & CO.
                                ATTORNEYS-AT-LAW
                            30-36 KNUTSFORD BOULEVARD
                                   KINGSTON 5
                                  SAINT ANDREW

--------------------------------------------------------------------------------

                               INSTRUMENT OF LEASE

                      UNDER THE REGISTRATION OF TITLES ACT

         THIS LEASE is made the 25th day of April Two Thousand and Five BETWEEN OCEANIC DIGITAL JAMAICA LIMITED a company duly incorporated under the Companies Act and having its registered office at 30-36 Knutsford Boulevard, Kingston 5 in the parish of Saint Andrew (hereinafter referred to as "the Lessor" which expression .;shall where the context so admits include the person for the time being entitled to the reversion immediately expectant on the determination of the term hereby created) of the ONE PART and the party whose name, address and description are set out in Item I of Schedule II (hereinafter referred to as "the Lessee" - which expression shall where the context so admits mean and include the Lessee's assigns, successors, and transferees) of the OTHER PART and WITNESSETH as follows:

1.       INTERPRETATION

         In this Lease, where the context so admits, the expression:-

         (1) "THE TERM" means the term of years hereby created and specified at Item 3 of SCHEDULE II together with any statutory or other continuation or extension thereof;

         (2)      "THE STRATA LOT" means the Strata Lot  mentioned  in Item 2 of
                  SCHEDULE II of which the leased premises comprise a part;

         (3) "THE BUILDING" means the buildings and other improvements erected on ALL THAT parcel of land being the Lot numbered four
                  (4) part of KNUTSFORD PARK in the Parish of Saint Andrew as appears by the Plan of part of Knutsford Park now known as New Kingston prepared by Earle B. Cooke, Commissioned Land Surveyor and being a part of the lands formerly comprised in Certificate of Title registered at Volume 1140 Folio 917-926 of the Register Book of Titles now known as The Towers, NEW KINGSTON, of which the Strata Lot forms a part;

         (4) "THE LEASED PREMISES" means and includes ALL THAT portion of the Strata Lot described in Item 2 of SCHEDULE II together with all permitted fixtures, alterations, improvements and additions to the same and including the rights in connection therewith endorsed on the Certificates of Title therefor and imposed or implied under the Registration (Strata Titles) Act;

                                                                               2
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

         (5) "UNIT ENTITLEMENT" means the number of individual shares in. the common property contained in the building which is ascribed to a Strata Lot on the Certificate of Title for such Strata Lot;

         (6) "ANNUAL OPERATING Costs" shall mean such aggregate sums as shall enable the Lessor from time to time during each year of the Term to pay all of the expenses, outlays and contingencies for the provision of services set out in Item 10 of SCHEDULE II which relate to all strata lots and common areas in the building including the provision by the Lessor in any year (if necessary) for any expense which accrued or became payable in a previous year or years (in accordance with ordinary accounting principles) which expense may be spread over any number of accounting years as the Lessor may see fit and including also such sums as the Lessor with its auditors' concurrence deem it prudent to reserve against liabilities or expense then accrued or thereafter to accrue although not payable in that year. The Annual Operating Costs shall be ascertained by the Lessor in relation to each calendar year of the Term;

         (7)      "THE  COMMENCEMENT  DATE"  means the date set out at Item 4 of
                  SCHEDULE II;

         (8) "THE PLANNING ACTS" means the Local Improvements Act, the Town and Country Planning Act and any similar or related legislation or any statutory modification or re-enactment thereof for the time being in force and any order, instrument, plan, regulation, permission and direction made or issued thereunder or deriving validity therefrom;

         (9) "THE PLANS" mean the plans (if any) attached to this Lease for purposes of identification; (10) "THE UTILITIES" mean air, water, sewerage of all kinds, gas, electricity, airconditioning, telephone and other services;

         (11) "THE CONDUITS" mean gutters, gullies, pipe drains, sewers, watercourses, channels, ducts, flues, wires, cables and other conducting media;

         (12) words importing the masculine gender only, shall include the feminine and neuter genders;

                                                                               3
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

         (13) words importing the singular shall include the plural and vice versa, and where there are two or more persons included in the expression "the Lessee", covenants expressed to be made by the Lessee, shall be deemed to be made by such persons jointly and severally;

         (14) the headings appearing in this lease are inserted for convenience of reference only and shall not in any manner affect the construction meaning or effect of anything herein contained or govern the rights or liabilities of the parties thereto.

2. IN CONSIDERATION of the rents, Lessee's covenants and agreements hereinafter reserved and contained the LESSOR HEREBY LEASES unto the Lessee the leased premises TOGETHER WITH the full right and liberty for the Lessee its servants and licensees and invitees in common with the Lessor and other persons having the like right at all times during the permitted hours and for all purposes connected with the leased premises but not for any other purpose to pass and repass to and from the leased premises over and along the staircases, lifts and any other ways leading to the leased premises for the term of years set forth at Item 3 of Schedule II from the commencement date set forth at Item 4 of Schedule II but subject to determination as is hereinafter provided and EXCEPTING AND RESERVING unto the Lessor and to all persons authorised by it or entitled thereto the free and uninterrupted passage of gas, water, soil, electricity and other services through the pipes, drains, channels, cables and wires which are or at any time now or hereafter in or under the leased premises TO BE HELD by the Lessee for the said term upon the terms and conditions herein set forth the Lessee paying during the said term:

                  (a) the yearly rental set forth at Item 5 of Schedule 11 hereto in the manner and at the times therein set forth (hereinafter referred to as "the rent")

                  (b) the monthly maintenance charge described in clause 3 hereof at the times and in the manner therein set forth.

3.       MAINTENANCE CHARGES

         (1)      MONTHLY MAINTENANCE CHARGE

                  The monthly maintenance charge hereinbefore referred to shall be one-twelfth of the Lessee's portion of the annual operating costs in relation to the Strata Lot and the building (as defined in clauses 3 (2) (a) and 3 (2) (b) hereof).

                                                                               4
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

         (2)      LESSEE'S PORTION OF ANNUAL OPERATING COSTS

                  (a) The Lessee's portion of all operating costs other than electricity charges shall be calculated by multiplying the said Annual operating Costs by the Unit Entitlement of the Strata Lot and the area of the Leased Premises and dividing the product so obtained by the product of the total Unit Entitlement of all Strata Lots in the building multiplied by the total rentable area in the Strata Lot.

                         THUS:     Annual              Unit                     Area of
                                   Operating           Entitlement of           leased
                                   Costs         X     Strata Lot         X     premises
                                                       Total Unit               Total
                                                       Entitlement              Rentable
                                                       All Strata               Areas in
                                                       Lots in                  Strata
                                                       Building                 Lot

         (b)      ELECTRICITY AND WATER CHARGES

                  (i) For as long as the entire building shares common electricity meters then the Lessee's portion of these charges shall be calculated in the manner provided by sub-clause 3(2)(a) above. However, the electricity usage of the following areas shall be excluded from the above calculation:

                                    (a)      Switch Room

                                    (b)      Call Centre Station (5th Floor)

                           The electrical usage of the abovementioned areas shall be deducted from the general bill, the remainder of which will be apportioned amongst the tenant per square footage. The electrical usage of the abovementioned areas will be calculated by the use of "MODBUS Network Cabling".

                  (ii) In the event that the Strata Lot should obtain it's own electricity meter(s) then the Lessee's portion of these charges shall be calculated by dividing the total of these charges by the total square footage of rentable area in the Strata Lot and then multiplying the resultant amount by the square footage of the leased premises.

                           If at any time all rentable area in the Strata Lot to which these charges apply is not fully occupied then the Lessee's portion of these charges shall be

                                                                               5
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT
                           calculated by the Lessor to reflect as nearly as possible the actual consumption by the Lessee of these services AND shall in no event be less than the portion which would have applied if all rentable area in the Strata Lot had been fully occupied.

(3)      OTHER COMMON EXPENSES

         Common Expenses include, but not limited to, expenses related to Electricity, Elevator Repairs, Water, Insurance, Air Condition
         Maintenance,   Repairs  and  Maintenance  to  Building,  Labour  Costs,
         Property Tax, Standby Repairs and Maintenance, Fuel for Standby and Security Personnel.

(4)      ESTIMATED MONTHLY MAINTENANCE CHARGE

         The Lessor shall at the commencement of each calendar year, and thereafter from time to time during such year as often as may be necessary, make a genuine pre-estimate of the monthly maintenance charge (herein called "the estimated monthly maintenance charge") and the Lessee shall upon each day fixed for the payment of rent pay to the Lessor the estimated monthly maintenance charge it being understood and agreed that as soon, after the end of each calendar year as the monthly maintenance charge for the said year is determined the Lessee shall pay, or be refunded by the Lessor as the case may be the amount by which the monthly maintenance charge during each month of the Lease over the preceding calendar year of the term exceeds or is less than the estimated monthly maintenance charge during each such month.

(5)      AUDITED STATEMENT OF ACCOUNT

         As soon as possible after the end of each calendar year the Lessor shall prepare or cause to be prepared an audited statement of account which shall show all relevant figures and calculations relied upon by the Lessor for the determination of the monthly maintenance charge and shall make the same available to the Lessee. The cost of preparing such audited statement of accounts shall be borne by the Lessee and shall be paid by the Lessee to the Lessor.

(6) The Lessor shall whenever fixing the estimated monthly charge provide to the Lessee full and adequate figures and explanations so as to enable the Lessee to ascertain how the charge has been arrived at. The certificate of the Lessor's auditors that the monthly

                                                                               6
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT
         maintenance charge has been computed in accordance with this agreement and is correct shall be absolute and binding upon the parties.

(7) Notwithstanding the foregoing provisions of this paragraph and the provisions of Item 10 of Schedule II the Lessor reserves the right to install the necessary metering or other device for measuring or ascertaining the actual consumption of water or electricity or both by the Lessee on the Leased Premises or by any machinery, equipment or apparatus being used by the Lessee on the leased premises. The Lessee shall permit the Lessor and its agents access to the leased premises at all reasonable times for the purpose of monitoring checking and repairing any such metering device installed therein where applicable. The cost (including the direct cost of obtaining and installing the metering device or referred to in this subclause) shall be borne by the Lessee in respect of the leased premises and shall be calculated by substituting the actual costs as ascertained by metering for the proportion ascertained for electricity and water under the other provisions hereof.

4        THE LESSEE HEREBY COVENANTS WITH THE LANDLORD:

(1)

         (a)      RENT

                  To punctually and regularly pay the rents reserved and other moneys payable under this Lease on the days and in the manner herein provided clear of all deductions whatsoever. If the aforementioned rent maintenance charges and other moneys payable under this Lease are not paid on the due dates and such non-payment continues for thirty (30) days and over, the Lessee shall pay to the Lessor interest upon such arrears at a rate equivalent to one percent (1%) above the interest rate charged for commercial loans by any commercial bank selected by the Lessor.

                  The Lessor's rights herein shall be in addition to and shall not affect or prejudice in any way any other rights of the Lessor in this lease.

         (b)      UTILITIES AND SERVICES CONTRACTED BY THE LESSEE

                  To pay all charges and outgoings for all Utilities or services contracted by the Lessee which do not form a part of the monthly maintenance charge.

                                                                               7
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

         (c)      SECURITY DEPOSIT

                  (i) To pay a security deposit of two (2) months rental payable on signing.

                  (ii) Maintenance will be paid during the one (1) month buildout

(2)      (a)      UPKEEP

                  To keep the interior of the leased premises and the appurtenances thereof including the carpeting therein, the doors, inside windows, the sanitary and water apparatus therein (if any) and all the Lessor's fixtures at all times cleaned and maintained in a good and substantial state of repair, fair wear and tear excepted, and promptly to replace any of the fixtures or fittings therein which are damaged or destroyed, subject to recovery under any insurance policies required to be effected by the Lessor hereunder.

         (b)      WINDOWS

                  Not to clean the windows of the Leased Premises with any material, abrasive or otherwise which may damage the said windows or the tinting of same.

         (c)      RE-PAINTING

                  In every third year during the continuance of this Lease (or more often if necessary in order to keep the Leased Premises free of offensive marks) and at the end of the Term to cause the painted areas in the interior of the Leased Premises to be properly repainted with two coats of paint of equivalent standard to that currently thereon and so that such repainted areas shall be of the original tint or colour.

         (d)      CONTRACTOR

                  Any repainting or upkeep to be effected by the Lessee under the provisions of this Lease shall be carried out by a contractor or parties nominated or approved by the Lessor.

         (e)      PLUMBING

                  Not to use any wash basin, lavatory and other plumbing facility in the Leased Premises or the building for any purpose other than that for which it was intended and not to throw or permit to be thrown any foreign matter or articles therein.

                                                                               8
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

         (f)      ALTERATION

                  (i) Not to cut, maim or injure any of the walls, floors, beams, ceilings, wires, pipes, drains, appurtenances, fixtures or fittings of or in the Leased Premises or permit the same to be done nor without the prior written consent of the Lessor, such written consent not to be unreasonably withheld, to make any alterations or additions in or to the leased premises or the structure of the building or change the location or style of any partitions or permanent fixtures nor to add or in any way interfere with the electric cables switches junctions or points or the pipes taps or other apparatus installed in connection with the supply or use of electricity water or gas or the telephone installation and prior to taking possession, to provide the Lessor with a plan of the layout of each floor of the Leased Premises. Any damage done to the leased premises or the building in carrying out such or any other work as may be permitted shall be made good immediately by the Lessee at the Lessee's expense.

                  (ii) In the event that the Lessor consents to any alterations, to provide the Lessor with plans and specifications setting out the proposed alterations and to pay to the Lessor any costs and expenses incurred in connection with the approval and supervision of such works.

(3)      DANGEROUS ARTICLES

         Not to store or bring into or upon the building or the Leased Premises or any part thereof or suffer or permit or allow to be so stored or brought in any article or matter of a dangerous combustible or inflammable nature.

(4)      AVOID INSURANCE

         Not to do or permit or suffer to be done any act deed matter or thing whatsoever whereby the present or any future policy of insurance on the building and/or on the leased premises may be rendered void or voidable or whereby the rate of premium thereon may be increased and to repay to the Lessor upon demand all sums paid by way of increased premiums occasioned by any breach of the provisions of this sub-clause or by the permitted use by the Lessee of any electrical equipment or other appliances.

                                                                               9
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

(5)      TO GIVE NOTICE OF DAMAGE

         In the event the Leased Premises or any part thereof is damaged or destroyed by any risks against which the Lessor is obliged to insure hereunder, to give immediate notice in writing to the Lessor and to cooperate without charge in all ways in the making of any claims for damage or destruction on insurance.

(6)      TO PAY COST OF REPAIR IF INSURANCE IS INVALIDATED

         In the event of the Leased Premises or any part thereof being destroyed or damaged and the insurance money under any insurance effected by the Lessor being wholly or partly irrecoverable by reason of any act or default of the Lessee, then and in every such case, the Lessee will forthwith (in addition to the said rent) pay the whole or (as the case may require) a fair proportion of the cost of completely rebuilding, reinstating or replacing the same.

(7)      PERMITTED USE

         To use the Leased Premises and every part thereof only for the permitted use set out in Item 7 of SCHEDULE II and for no other purpose.

(8)      STRUCTURAL LOAD

         Not to suspend or permit to be suspended any heavy load from the main structure of the building or the Leased Premises or any part thereof nor to load or permit to be loaded or use the floor or structure of the Leased Premises in any manner which will impose a weight or strain in excess of that which the Leased Premises is constructed to bear with proper margin for safety or which will in any way strain or interfere with the main supports thereof.

(9)      SIGNS AND ADVERTISEMENTS

         Not to affix or have exposed on the Leased Premises any sign, signboard, advertisements or indication of the occupation of the Lessee on or near any wall, door, window, stair or other portion of the building or the Leased Premises except those already affixed to the building or otherwise authorized by the Lessor in writing.

(10)     TELEVISION OR RADIO APPARATUS

         Not without the  previous  consent in writing of the Lessor to erect on
         or  affix  to  the  premises  any   apparatus   for  the  reception  or
         transmission of television radio or wireless

                                                                              10
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT
         telegraphy nor to install any loudspeakers, sound amplifiers or similar apparatus in the leased premises and in the event of such permission being obtained not to play such apparatus so as to make the same audible outside of the Leased Premises and not to make any claim against the Lessor in respect of any disturbance or interference with the reception or transmission of television, radio or wireless telegraphy howsoever caused.

(11)     ILLEGAL PURPOSE

         Not to use the building or the leased premises or any part thereof nor allow the same to be used for any illegal or immoral purpose.

(12)     AUCTION

         Not to hold or permit or suffer to be held any sale by auction on the leased premises.

(13)     CATERING

         Not to carry on or permit to be carried on within the Leased Premises any introduction or preparation of cooked food without the prior consent in writing of the Lessor and except in strict compliance with the terms of any such consent.

(14)     OBSTRUCTION AND REFUSE DISPOSAL

         Not to obstruct any walkway, access to or egress from the building or, any part thereof or put any refuse outside of the Leased Premises but to store all the refuse in proper bins or containers within the Leased Premises and to remove the same daily from the building and place the same within such receptacles and areas as the Lessor may from time to time designate, to the satisfaction of the Lessor.

(15)     ASSIGNMENT

         Not to assign underlet or part with possession or the right to possession or control of the Leased Premises or any part thereof whether by way of license trust or otherwise howsoever without the written consent of the Lessor such consent however not to be unreasonably withheld in the case of a substantial and responsible lessee, and not to mortgage or charge the Lessee's interest in the same.

         Any change in the majority of the shareholding of the Lessee shall for the purposes of this clause be deemed to be an assignment and such assignment will require the consent of the Lessor which consent shall not be unreasonably withheld or delayed provided that if the Lessor shall consent to any assignment of this lease then and in any such case the Lessee

                                                                              11
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT
         may be required to join in such assignment as security in respect of the performance and observance of the terms covenants conditions stipulations and agreements herein contained by the assignee.

(16)     NUISANCE

         Not at any time during the said term to use exercise or carry on or permit or suffer to be used, exercised or carried on in or upon the leased premises or any part thereof any noxious, noisome or offensive or dangerous art, trade, business, occupation or calling and no act, matter or thing whatsoever shall at any time during the said term be done in or upon the leased premises or any part thereof which shall or, may be or grow to be an annoyance, nuisance, grievance, disturbance, damage or distress to the Lessor or any Lessee thereof or of any other occupiers of the building or of the occupiers of the adjoining lands or properties.

(17)     INSPECTION

         To permit the Lessor and its agents with or without workmen and others at all reasonable times upon giving three (3) days previous notice in writing to the Lessee to enter into and upon and to view and examine the state and condition of the Leased Premises and thereupon the Lessor may serve upon the Lessee a notice in writing specifying any cleaning, maintenance, repairs or replacements required to be executed or done by the Lessee in accordance with the terms of this Lease and require the Lessee forthwith to execute or do the same and if the Lessee shall not within thirty (30) days after the service of such notice, using an approved Contractor or Contractors complete or commence and proceed diligently and carefully with the execution of such cleaning or maintenance or carrying out of such repairs or replacements required to be executed or done by the Lessee then the Lessor shall have the right to enter into and upon the Leased Premises with such workmen and appliances as may be necessary and execute such cleaning or maintenance or carry out such repairs or replacements and in which event the Lessee shall pay to the Lessor upon demand the Lessor's costs and expenses of executing such cleaning or maintenance or carrying out such repairs or replacements. The Lessor shall have the right to recover such costs and expenses from the Lessee as additional rent. The Lessor shall not in any circumstances be liable to the Lessee or to any other person for

                                                                              12
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT
         any loss injury or damage occasioned by or as a result of the Lessor's exercising its rights hereunder to carry out or have carried out any such cleaning, maintenance, repairs or replacements, except where such loss injury or damage arises as a result of the negligence or willful act of the Lessor, its servants, agents or workmen.

(18)     EMERGENCIES

         To permit the Lessor to enter the Leased Premises at any time in any emergency, and only in the presence of an authorized representative of the Lessee and also for the purposes of doing such works and things as may be lawfully required to be done by the Lessor in respect of any repairs, alterations or improvements either of the Leased Premises and the air-conditioning apparatus, the conduits, or of any other parts of the building and its amenities PROVIDED THAT such repairs, alterations and/or improvements are not conducted in such a manner as to be a nuisance or annoyance to the Lessee and also with the written authority of the Lessor to permit the tenants and occupiers of any adjoining premises or parts thereof with their agents and workmen likewise PROVIDED they shall have given reasonable notice to enter the Leased Premises for the purpose of executing repairs or alterations which cannot reasonably be executed otherwise and further provided however that any such Lessee or occupier of adjoining premises exercising such rights shall make good to the Lessee any damage thereby occasioned to the Leased Premises.

(19)     REGULATIONS

         To observe and conform to all reasonable regulations and restrictions made by the Lessor for the proper management of the Leased Premises and the building and notified in writing by the Lessor to the Lessee from time to time.

(20)     TO COMPLY WITH STATUTORY PROVISIONS

         At all times during the Term, to observe and comply in all respects with the provisions and requirements of any and every present or future statutory enactment and order, regulation and bye-law including the Planning Laws and Regulations, so far as they relate to or affect the Leased Premises or any additions or improvements thereto or the user thereof or the use or employment therein of any person or persons or any fixtures, machinery, plant or chattels for the time being affixed thereto or being thereupon used, exclusive of any requirement for structural repairs or additions, and to carry out new

                                                                              13
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT
         requirements and to execute all works, exclusive of structural repairs and additions as aforesaid, and provide and maintain all arrangements which (by or under any enactment or by any government department, local authority or other public authority or duly authorised officer or Court of competent jurisdiction acting under or in pursuance of any enactment) are or may be directed or required to be executed, provided and maintained at any time during the said Term upon or in respect of the Leased Premises or any additions or improvements thereto or in respect of any such user thereof or employment therein of any person or persons or fixtures, machinery, plant or chattels as aforesaid whether by the owner or occupier thereof and to indemnify the Lessor at all times against all costs, charges and expenses of or incidental to the execution of works which the Lessee is obliged to carry out hereunder, or the provision or maintenance of any arrangement so directed or required as aforesaid and not at any time during the Term to do or omit or suffer to be done or omitted on or about the Leased Premises, any act or thing, by reason of which the Lessor may under any enactment incur or have imposed upon it or become liable to pay any penalty, damages, compensation costs, levy, charges or expenses.

(21)     TO MAKE GOOD BREACHES OF COVENANT

         Within thirty (30) days of the date of Notice, to repair and make good or commence to repair and make good and proceed diligently with all work in relation thereto, all breaches of covenant and defects for which the Lessee may be liable under these presents, and of which notice shall have been given by the Lessor to the Lessee, to the satisfaction of the Lessor.

(22)     TO INFORM THE LESSOR OF NOTICES RECEIVED

         Within twenty-four (24) hours of the receipt of same to give full particulars to the Lessor of any notice order proposal or other communication served on or issued to the Lessee by any authority under or by virtue of any statutory power or otherwise affecting or relating to the leased premises or the use thereof and at the request of the Lessor to make or join with the Lessor in making every such objection or representation against the same that the Lessor shall deem expedient.

                                                                              14
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

(23)     FIXTURES

         That prior to the determination of the term hereby created, all partitions, fixtures and fittings installed by the Lessee shall be taken down and removed by the Lessee, the Lessee making good all damage occasioned to the leased premises and the building by such taking down and removal.

(24)     RE-LETTING

         To permit the Lessor or its servants or agents during the three months immediately preceding the determination of the said term and/or any extension thereof (or sooner if rent hereby made payable or any part thereof shall be in arrears and unpaid for upwards of one calendar month) to exhibit the Leased Premises to any prospective tenant and also to permit all persons having written authority of the Lessor for that purpose access to view the leased premises at all reasonable hours during such period.

(25)     YIELD UP

         To quietly yield up to the Lessor or its nominee the Leased Premises including all Lessor's additions and improvements thereto at the expiration or sooner determination of the said term or any extension thereof in good and substantial condition as shall be consistent and in accordance with the Lessee's covenants herein contained and with all locks, fastenings and fixtures intact and in proper working order.

(26)     DAMAGE INDEMNITY

         To indemnify and hold the Lessor harmless from and against all claims, demands, actions and/or proceedings (including costs on a full indemnity basis) made or brought by any person against the Lessor and any loss arising therefrom in respect of any damage or injury suffered by any person or property in or upon the leased premises PROVIDED HOWEVER that the Lessee shall not be obliged to indemnify the Lessor against any loss which may arise from the negligence of the Lessor its servants or agents.

(27)     GENERAL INDEMNITY

         To pay and make good to the Lessor all and every loss and damage whatsoever incurred or sustained by the Lessor as a consequence of every breach or non-observance of the Lessee's covenants herein contained or caused by any act default or negligence of the

                                                                              15
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

         Lessee or the servants  agents  licensees or invitees of the Lessee and
         to  indemnify  the  Lessor  from  and  against  all  actions,   claims,
         liability, costs and expenses thereby arising.

(28)     COSTS

         To pay on demand a half of the Lessor's costs of and incidental to the preparation stamping, perfecting and registration of this lease.

5        THE LESSOR HEREBY COVENANTS WITH THE LESSEE AS FOLLOWS:

         (1)      REPAIR & MAINTENANCE

                  Subject to and without prejudice to the Lessee's covenants hereinbefore contained to manage and maintain the building as a first class office building and to keep the external parts and structural members of the building and the entrances and other parts of the building forecourts, pathways and boundary walls thereto the use of which the Lessee is entitled in common with the other users of the building, in good and proper repair AND ALSO to keep the common areas of the building well and sufficiently cleaned and lighted PROVIDED THAT there shall be no diminutions or abatement of the rents or other compensation accruing to the I.essor for the failure by the Lessor to perform any service or obligation or for interruption or curtailment of service when such failure interruption or curtailment of service shall be due to accident or to alterations or repairs desirable or necessary to be made, or to inability or difficulty in securing supplies or labour, or to some other cause not amounting to negligence on the part of the Lessor.

         (2)      INSURANCE

                  To insure and keep insured the Leased Premises and Lessor's fixtures therein against loss or damage by fire and such other risks as the Lessor shall deem desirable or expedient in some insurance office or with underwriters of repute.

         (3)      OUTGOINGS

                  Subject to the payment of the monthly maintenance charge by the Lessee as aforesaid to pay and discharge all existing and future water and sewerage rates, property taxes, electricity charges, outgoings and assessments whatsoever imposed or charged in respect of the building or any part thereof.

                                                                              16
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

         (4)      AIR-CONDITIONING

                  To keep the Leased Premises air conditioned on the usual working days, that is, Mondays to Fridays inclusive but excluding public holidays, between the hours of 7:30 a.m. and 7:00 p.m. (herein referred to as "the office hours") provided that the Lessor shall not be liable for damage or compensation in the event of any breakdown of the said air conditioning service but will use its best endeavours to have the service restored as quickly as is practicable.

         (5)      QUIET ENJOYMENT

                  That subject to the terms and conditions hereof and the Lessee paying the rent hereby reserved and other sums payable hereunder and observing and performing the several covenants and stipulations herein on its part contained shall peaceably hold and enjoy the Leased Premises throughout the said term without any interruption by the Lessor or any person' rightfully claiming through under or in trust for it.

6        PROVIDED ALWAYS AND IT IS HEREBY MUTUALLY AGREED AND

         DECLARED as follows:

         (1)      OPTION TO RENEW

                  (a) Provided that there shall be no material breach of the Lessee's obligations hereunder then existing, and provided that the Lessee shall have given notice to the Lessor in writing of such intention to renew at least one hundred and eighty (180) days prior to the expiration of the initial term hereof, the Lessee shall have the option to renew this Lease for the further period of time specified at Item 8 of
                           Schedule II from the expiration of the initial term hereby created at a renewal rental and a revised maintenance charge to be agreed on by the parties.

                  (b) In the event that the parties are unable to agree before the commencement of the further term, on a renewal rental and a revised maintenance charge then this clause shall become null and void where upon the Lessee shall be deemed to be holding over.

                                                                              17
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

                  (c) In the event that the parties are able to agree within the time mentioned in subparagraph (b) above on a renewal rental and a revised maintenance charge, this Lease shall continue for such further period as provided for herein, but otherwise upon the same terms, covenants and conditions hereof except for this provision regarding renewal.

         (2)      PARKING

                  The Lessee shall be entitled to the number of reserved covered and uncovered car parking spaces in the building specified at
                  Item 9 of SCHEDULE II and agrees to pay to the Lessor on the Commencement Date and thereafter on each anniversary date of the lease annual rental for the same at a rate to be specified each year by the Lessor in writing.

         (3)      OPENING HOURS

                  The building shall be opened for use by the occupants thereof on the usual working days during the office hours abovementioned. The building shall be opened to the Lessee on Saturdays, Sundays, public holidays or on any day after office hours PROVIDED THAT the Lessor shall not be required to keep or have on duty any caretaker or other staff other than security personnel on the building AND the Lessee and its employees, agents and invitees shall use the Leased Premises during such times at the Lessee's risk and the Lessee will indemnify the Lessor against any claim for loss or damage arising out of such use by the Lessee.

         (4)      LESSEE UNABLE TO ENTER

                  If the Lessee shall be unable to enter into and use the Leased Premises or any part thereof at the time above specified by or as a result of any cause or reason beyond the direct control of the Lessor, the Lessor shall not be liable in--damages to the Lessee therefor nor shall this lease be determined.

         (5)      AIR-CONDITIONING

                  During any such period outside of the office hours the Lessor shall (unless it is not practicable for them to do so, or is likely to be harmful to the air conditioning equipment) provide air conditioning for the Leased Premises, the Lessee paying to

                                                                              18
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT
                  the Lessor therefor such fair and reasonable charge per hour as the Lessor may from time to time fix.

         (6)      THEFT

                  The Lessor shall not be liable for the theft or removal of any property from the Leased Premises, howsoever caused, whether by the negligence of any of its servants agents or employees or otherwise.

         (7)      DAMAGE TO PREMISES

                  If the Leased Premises or any part thereof shall be destroyed or damaged by fire, hurricane, earthquake, riot or civil commotion or acts of God or the Queen's enemies so as to be rendered wholly or partially unfit for occupation and use then:

                  (a) The Lessor shall not be under any obligation to re-build or reinstate the Leased Premises or such part thereof as may have been damaged as aforesaid.

                  (b) Provided the policy or policies of insurance effected by the Lessor shall not have been vitiated or payment of the policy money refused in consequence of some act or default of the Lessee or any person or persons using or occupying the Leased Premises under its authority then the said rents or a just proportion thereof according to the nature and extent of such damage shall be suspended until the Leased Premises shall be restored to their former state and condition.

                  (c) If the Lessor shall not have commenced to repair, replace, rebuild, reinstate or restore the Leased Premises within three (3) months of any destruction or damage which renders the same unfit for occupation or having so commenced shall not proceed diligently therewith or if the Leased Premises shall not have been rebuilt or reinstated within twelve calendar months after such destruction or damage either party may at any time thereafter determine the term hereby created by one month's notice in writing to the other party but such determination shall be without prejudice to any claim by either party against the other in respect of any antecedent breach of their respective covenants and obligations hereunder.

                                                                              19
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

         (8)      REPAIR DAMAGE CAUSED BY LESSEE

                  The Lessee shall, in addition to any other obligations binding upon it hereunder, make good any damage to the building or the Leased Premises arising from the occupation or use thereof by the Lessee, its servants agents and others permitted upon the Leased Premises any such repairs to be performed solely by contractors nominated or approved of by the Lessor.

         (9)      RE-ENTRY

                  If the rents hereby reserved or any part thereof or any other sum payable hereunder shall at any time be unpaid for FOURTEEN
                  (14) DAYS after becoming due and payable (whether legally and formally demanded or not) or if there should be any breach or non-observance or nonperformance of any of the terms, covenants, conditions, agreements or stipulations herein contained on the part of the Lessee and if such breach or non-observance shall continue for the space of fifteen (15) days after written notice of such breach, non-observance or nonperformance by the Lessor to the Lessee or if the Lessee shall compound with its creditors or make any arrangements with its creditors for liquidation of its debts by composition or otherwise or shall enter into liquidation whether compulsory or voluntary (not being a voluntary liquidation merely for the purpose of reconstruction) bankruptcy or if the Lessee shall suffer any distress or process to be levied upon its goods then and in one or more of the said cases it shall be lawful for the Lessor or any person or persons by it duly authorised in that behalf (and notwithstanding the waiver by the Lessor of a previous breach non-observance or non-performance or default and/or forfeitures) at any time thereafter to re-enter into and upon and retake possession of the leased premises or any part thereof in the name of the whole and thereupon this lease shall immediately cease and determine but without prejudice to any right of action or remedy by the Lessor in respect of any antecedent breach or non-observance or non-performance of the Lessee's covenants and conditions herein contained.

                                                                              20
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

         (10)     NON FORFEITURE

                  That no neglect forebearance or omission on the part of the Lessor to take advantage of or enforce any right or forfeiture arising out of any breach or nonobservance or nonperformance by the Lessee of any term covenant condition or stipulation herein contained or implied, shall operate as or be deemed to be a general waiver of such term covenant condition or stipulation or the right to take advantage thereof or enforce any right or forfeiture arising out of any breach or nonobservance or non-performance thereof either original or recurring.

         (11)     EASEMENT

                  The Lessee shall not by virtue of this lease or otherwise be deemed to have acquired or become entitled to by length of enjoyment prescription or any means whatsoever in respect of the Leased Premises any right of light air or other right privilege or easement and these presents are on the express condition that the Lessee and the Leased Premises during the term hereby granted are and shall be subject to all such rights easements liberties and privileges for which the building is or may for the time being be subject and subject also to the right of the Lessor at any time hereunder to create any further or vary any existing rights, easements, liberties or privileges relating thereto.

         (12)     ACCIDENTS

                  The Lessor shall not be responsible to the Lessee or the Lessee's licensees servants agents or other persons in the leased premises or calling upon the Lessee for any accident happening or injury suffered or damage to or loss of any chattel or property sustained on the Leased Premises or in the building.

         (13)     EXCLUSION OF LESSOR'S LIABILITY

                  (a) The Lessor shall not be responsible or liable in any manner whatsoever to the Lessee or anyone claiming any right under the Lessee or anyone using the Leased Premises or any part thereof by virtue of any right or privilege granted by the Lessee, for any claim made by such party in relation to the Leased Premises or the use thereof unless such claim shall have arisen out

                                                                              21
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT
                           of the negligence or willful act of the Lessor, and the Lessee agrees to hold the Lessor harmless from all claims in respect of any and all such matters.

                  (b) Notwithstanding anything herein contained the Lessor shall not be liable for:

                           (i) any act or omission of any other Lessee of the Lessor or other Owner of any part of the building;
                           (ii) any loss or damage caused by any temporary interruption of any service, unless same shall arise as a result of the negligence of the Lessor, its servants or agents;

                           (iii) any loss or damage caused by any breakage of or defect in any lift, appliance, tank, pipe or other thing in or about the building, unless same shall arise as a result of the negligence of the Lessor, its servants or agents;

                           (iv) any other loss or damage arising from any cause outside the control of the Lessor.

         (14)     HOLDING OVER

                  Upon the determination of the term hereby created by effluxion of time or otherwise, if the Lessee remains in possession of the Leased Premises, then the Lessee shall be deemed to be occupying the Leased Premises as Lessee at will from month to month on the terms covenants and conditions of this Lease where the same are applicable except the conditions relating to monthly base rental and estimated monthly maintenance charge. In the event that the Lessee remains in possession then monthly rental shall be payable at the rate of twenty per centum (20%) over the monthly sum payable immediately prior to such determination, and monthly maintenance charges shall be such amount as specified in written notice from the Lessor. In the event of the Lessee remaining in possession as set out above, the Lessee shall be liable for all the damage and loss sustained by the Lessor as a result of such retention of possession by the Lessee.

                                                                              22
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

         (15)     RULES & REGULATIONS

                  The Rules and Regulations listed in Schedule I annexed hereto and all future Rules and Regulations (if any) made by the Lessor for the management administration or proper and efficient functioning of the building and for the comfort or convenience of the lessees generally of which the Lessee shall be notified, shall during the term hereby created or any renewal thereof, be in all respects observed and performed by the Lessee and shall be deemed to be incorporated into and form part of this Lease.

         (16)     SET OFF

                  The Lessee shall not be entitled to offset any monies whatsoever against the rent payable to the Lessor hereunder.

         (17)     CONDITION OF LEASED PREMISES

                  (a) The Lessor has not given an undertaking to the Lessee or in any way warranted to the Lessee that it (the Lessor) will remodel, alter or improve the Leased Premises.

                  (b) The Lessee has inspected the Leased Premises and has found them to be in good order and satisfactory condition and the execution of the Lease by the Lessee shall be conclusive evidence as against the Lessee that the Leased Premises were in good order and satisfactory condition when the Lessee took possession.

         (18)     ARBITRATION

                  In the case of any dispute or questions whatsoever arising between the parties hereto with respect to the cesser or abatement of rent or other moneys payable as aforesaid and to the construction or effect of this instrument or any clause or thing herein contained or the rights duties or liabilities of either party under this agreement or otherwise in connection with the foregoing the matter in dispute shall be settled by reference to a single arbitrator appointed by the President of the Jamaican Bar Association provided that this clause shall not apply or be deemed to apply to any dispute or matter touching or with respect to the rent thereby

                                                                              23
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT
                  reserved or other monies-payable hereunder save with regards such cesser or abatement of rent or other moneys payable as aforesaid.

         (19)     SERVICE OF NOTICE

                  Any notice under this lease shall be in writing and shall be sufficiently and duly given and received if addressed and sent by prepaid registered post or delivered to the Lessor at its registered office or to the Lessee at its address hereinafter stated or to such other address as may from time to time be notified in writing by either party to the other for the purpose. Any such notice shall be deemed to have been served on the fourth day following the day of its posting. This method is not exclusive and shall be in addition to any other available procedure.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                              24
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

                                   SCHEDULE I


RULES & REGULATIONS

(i)      The  sidewalks,   entrances,  stairways  and  corridors  shall  not  be
         obstructed by the Lessee or used by it for any purpose other than that of ingress to and egress from the Leased Premises.

(ii) Directory boards and interior signs and glass doors will be lettered by the Lessor as approved by the Lessee, the cost of such lettering being charged to the Lessee, and if any sign, advertisement or notice shall be inscribed, appointed or affixed by the Lessee on or to any part of the building whatever, except as aforesaid, the Lessor or its agents shall be at liberty to enter the premises and pull down, remove and destroy any such sign, advertisement or notice and the expense thereof shall be payable by the Lessee. Except on the ground floor (for which approval by the Lessor must nevertheless be obtained) no lettering or sign will be permitted on or in the windows of the building.

(iii) The Lessee shall permit any personnel employed by or on behalf of the Lessor to enter the Leased Premises for the purpose of cleaning the same.

(iv) Furniture and effects shall not be taken into or removed from the building except at such times and in such manner as may be previously consented to by the Lessor. Nothing shall be moved over the floor or stair of the Leased Premises or building so as to mark or otherwise damage the same.

(v) No additional or substituted locks shall be installed on any door of the building without the written consent of the Lessor except on such interior doors as may have been installed by the Lessee.

(vi) No spikes, hooks, screws, or knobs shall be put into the walls or wood work without the written consent of the Lessor. Any damage done by the installation or removal of any such spikes, hooks, nails screws or knobs shall be made good immediately by the Lessee at the Lessee's expense.

(vii) The Lessee shall not install within the leased premises or the building any equipment or appliance fueled by gas.

                                                                              25
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

(viii) The design, layout and finish of all internal works performed by the Lessee shall be subject to the approval of the Lessor. The Lessee shall in installing partition walls for the Leased Premises use materials with a minimum two hour fire rating.

(ix) Complaints of all sorts and applications with regard to repairs and other matters shall be made in writing to the Lessor or its agents.

(x) Letters or parcels whether registered or otherwise and telegrams or keys received by any servants of the Lessor will be received solely at the risk of the Lessee.

(xi) The Lessee shall not waste or permit to be wasted any water in the Leased Premises.

(xii)    No vendors or vending will be permitted in the building.

(xiii)   No pets are allowed within the Leased Premises or the building.

(xiv) All decorations to the Leased Premises should be in keeping with the decoration of the building in general.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                              26
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

                                   SCHEDULE II


ITEM 1:  LESSEE

         Name: CONVERGENT TECHNOLOGIES a company duly incorporated under the laws of JAMAICA, Company No. 67,765 and whose Tax Registration Number is 001-748-653.

         Address:          MiPhone Building
                           30 Knutsford Boulevard
                           Kingston 5
                           Saint Andrew
                           ATTENTION:  DR. PATRICK DALLAS/VONCIEL TURNER

ITEM 2:                    (a)   DESCRIPTION OF THE LEASED PREMISES

                                 ALL THOSE Lots registered at Volume 1140 Folios 917-926

                           (b)   AREA OF LEASED PREMISES

                                 5,618.2 square feet on the 3rd floor of 30-36 Knutsford Boulevard, Kingston 5 in the parish of Saint Andrew.

ITEM 3:  THE TERM                Five (5) years.

ITEM 4:  COMMENCEMENT DATE

                                 1ST DAY OF MAY, 2005.

ITEM 5:  THE RENT

                  (a)   Year 1 - US$5.50 per square foot per annum  amounting to
                                 the sum of US$30,900.10 per annum exclusive of General Consumption Tax.

                  (b) The rent is payable in equal monthly installments of US$2,575.00 (excluding General Consumption Tax) on the first day of each and every month commencing on the 1ST DAY OF JUNE, 2005.

                  (c) Commencing 1st May, 2006, the rental payable per square foot per annum shall be increased each year over and above the rental per square feet per annum for the previous year by ten percent (10%) more than percentage change in the CONSUMER PRICE INDEX (C.P.I.), or the previous lease year PROVIDED THAT in no case shall the increase in rental exceed twelve and a half percent (12 1/2 %) of the previous years' rental or fall below five percent (5%) of the previous years/rental and same shall be payable each year by equal monthly installments.

ITEM 6:  BUDGETED MONTHLY MAINTENANCE CHARGE

         May 2005 to December 2006 = Rate of US$11.59 per square foot per annum amounting to US$65,114.94 per annum. Same shall be payable in equal monthly installments of US$5,426.25 per month.

                                                                              27
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

ITEM 7:  PERMITTED USE

         Conducting the business of a Communications Services Provider.

ITEM 8:  OPTION TO RENEW

         (5 years option with 180 days notice).


ITEM 9:  NUMBER OF PARKING SPACES

         Seven  (7)

ITEM 10: COSTS & SERVICES COVERED BY MAINTENANCE CHARGE

         (a) The costs and expenses whatsoever incurred by the Lessor in and about the discharge of its obligations including but not limited to the items set out in Clause 5 and the general maintenance and management of the building.

         (b)      WATER & SEWERAGE COSTS

                  The water and sewerage costs associated with the supply of these services to all parts of the building for all purposes in connection with the use and occupation thereof.

         (c)      ELECTRICITY

                  The costs of supplying electricity to all parts of the building for all purposes in connection with the use and occupation thereof.

         (d)      TAXES ETC.

                  All existing and future property taxes, rates and outgoings and assessments whatsoever imposed or charged in respect of the said land, the building or any part thereof.

         (e)      INSURANCE

                  The cost of insuring and keeping insured the building at projected replacement cost and all the said appurtenances thereof in pursuance of the Lessor's covenants herein contained, and in addition, the cost of insurance against further or other risks that the Lessor may deem desirable or expedient.

                                                                              28
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

         (f)      CLEANING REPAIRS-ETC.

                  The services related to the cleaning, painting, repairing and maintaining of any and all parts of the interior and exterior of the building including the landscaped areas and all electrical and mechanical vehicles, plant and equipment, chattels, fixtures and fittings in use or for the common benefit of all tenants and occupiers of the building including the costs of providing all necessary replacements thereof from time to time.

         (g)      SECURITY

                  The cost of providing security services for the leased premises and the building generally.

         (h)      SERVICES, AMENITIES ETC,

                  Charges and expenses for the safe, efficient and orderly use, maintenance and upkeep of all parts of the building and the amenities, equipment, services facilities and systems therein including the Elevators, Standby Generator and air-conditioning systems.

         (i) The Lessor shall be entitled to employ agents or contractors and such other persons as the Lessor may from time to time consider necessary or convenient for the performance and provision of all or any of such service and systems.

         (j)      DEPRECIATION

                  Annual depreciation on the undermentioned items calculated on historical cost on a straight-line basis to reduce their value to nil over the period of years specified below computed from the date of acquisition thereof:

                  Carpeting         - 7 years      Elevators -          20 years
                  Air-conditioning  - 20 years     Standby Generator  - 20 years

                                                                              29
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT

         IN WITNESS WHEREOF the parties hereto have executed this Lease the day and year first hereinbefore written.

THE CORPORATE SEAL OF               )

OCEANIC  DIGITAL                    )

JAMAICA LIMITED was hereunto        )

affixed and this lease signed by    )

CRAIG MCBURNETT                     )        ______________________________

in the presence of:



----------------------------
ATTORNEY-AT-LAW





THE COMMON SEAL OF                  )

CONVERGENT TECHNOLOGIES             )

LIMITED was hereunto                )

affixed and this lease signed by    )        ______________________________

VONCIEL TURNER                      )

in the presence of:



-------------------------------------
ATTORNEY-AT-LAW

                                                                              30
3RD FLOOR
LEASE AGREEMENT
OCEANIC DIGITAL_CONVERGENT